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                                U.S. Equity Fund


                                February 27, 1998

================================================================================

PROSPECTUS

                       The 59 Wall Street U.S. Equity Fund
                   21 Milk Street, Boston, Massachusetts 02109


================================================================================

      The 59 Wall Street U.S. Equity Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus. The Fund's investment objective is to provide investors with long-term capital growth while also generating current income. The assets of the Fund under normal circumstances are fully invested in equity securities of companies that are well-established and financially sound. The Fund is an appropriate investment for those investors seeking superior long-term returns combined with some current income and who are able to accept the risks inherent in equity investing. There can be no assurance that the Fund's investment objective will be achieved.


      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

      Brown  Brothers  Harriman  &  Co.  is  the  investment   adviser  to,  the
administrator of and the shareholder servicing agent for the Fund. Shares of the Fund are offered at net asset value and without a sales charge.

      This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 27, 1998. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109.


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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                The date of this Prospectus is February 27, 1998.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Expense Table .............................................................    3
Financial Highlights ......................................................    4
Investment Objectives and Policies ........................................    5
Investment Restrictions ...................................................    8
Purchase of Shares ........................................................    8
Redemption of Shares ......................................................    9
Management of the Corporation .............................................   10
Net Asset Value ...........................................................   14
Dividends and Distributions ...............................................   14
Taxes .....................................................................   14
Description of Shares .....................................................   15
Additional Information ....................................................   16
Appendix ..................................................................   18


                          TERMS USED IN THIS PROSPECTUS


Corporation ...........................   The 59 Wall Street Fund, Inc.
Fund ..................................   The 59 Wall Street U.S. Equity Fund
Investment Adviser and Administrator ..   Brown Brothers Harriman & Co.
Subadministrator ......................   59 Wall Street Administrators, Inc.
                                             ("59 Wall Street Administrators")
Distributor ...........................   59 Wall Street Distributors, Inc.
                                             ("59 Wall Street Distributors")
1940 Act ..............................   The Investment Company Act of 1940,
                                             as amended

EXPENSE TABLE
================================================================================

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases .........................................  None
Sales Load Imposed on Reinvested Dividends ..............................  None
Deferred Sales Load .....................................................  None
Redemption Fee ..........................................................  None

                         ANNUAL FUND OPERATING EXPENSES*
                     (as a percentage of average net assets)

Investment Advisory Fee ...................................                0.65%
12b-1 Fee .................................................                None
Other Expenses
  Administration Fee ......................................     0.15%
  Shareholder Servicing/
    Eligible Institution Fee ..............................     0.25
  Other Expenses ..........................................     0.11       0.51
                                                                ----       ----
Total Fund Operating Expenses .............................                1.16%
                                                                           ====

-------------
* The annual fund operating expenses for the past fiscal year have been restated for purposes of this table to reflect fees currently in effect.


                           Example        1 year    3 years  5 years  10 years
                          --------        ------    -------  -------  --------

A  shareholder  of the Fund would pay
   the  following  expenses on a $1,000
   investment, assuming (1) 5% annual
   return, and (2) redemption at the end
   of each time period: ................     $12      $37       $64     $141
                                             ---      ---       ---     ----

      The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

      For more information with respect to the expenses of the Fund see "Management of the Corporation" herein.

FINANCIAL HIGHLIGHTS
================================================================================

      The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.


                                                                                                         For the period
                                                                                                          July 23, 1992
                                                            For the years ended October 31,              (commencement
                                                     -----------------------------------------------    of operations) to
                                                      1997         1996      1995      1994      1993    October 31, 1992
                                                     ------       ------    ------    ------    ------   ----------------
Net asset value, beginning of year ...............   $ 42.30     $ 36.46   $ 29.84   $ 28.80   $ 25.77      $  25.00
Income from investment operations:
    Net investment income ........................      0.21        0.16      0.26      0.26      0.28          0.07
    Net realized and unrealized gain .............     12.22        6.75      7.15      1.05      3.04          0.76
Less dividends and distributions:
    From net investment income ...................     (0.14)      (0.20)    (0.28)    (0.17)    (0.29)        (0.06)
    In excess of net investment income ...........     (0.05)        --        --        --        --            --
    Net realized gains ...........................     (1.81)      (0.87)    (0.51)    (0.10)      --            --
                                                     -------     -------   -------   -------   -------      --------
Net asset value, end of year .....................   $ 52.73     $ 42.30   $ 36.46   $ 29.84   $ 28.80      $  25.77
                                                     =======     =======   =======   =======   =======      ========
Total Return(1)...................................     30.29%      19.32%    25.50%     4.61%    12.91%         3.32%
Ratios/Supplemental Data:
    Net assets, end of year
       (000's omitted) ...........................   $69,045     $50,773   $32,000   $22,124   $10,992      $  2,378
    Expenses paid by the Fund as a percentage
         of average net asset(1)..................      1.20%(2)    1.20%     1.20%     1.20%     1.20%         1.20%(3)
    Ratio of net investment income to average
        net assets ...............................      0.23%       0.40%     0.84%     1.06%     1.07%         1.20%(3)
    Portfolio turnover rate ......................        37%         42%       69%       61%       52%            2%
    Average commission rate paid
       per share .................................   $0.0731     $0.0800   $0.0800    --          --           --

----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

      Ratio of expenses to average net assets           1.16%        1.21%    1.28%     1.46%     2.09%         5.58%(3)
      Total return                                     30.33%       19.31%   25.42%     4.35%    12.02%         2.12%

      The expense payment agreement terminated on July 1, 1997.

      Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1997, 1996 and 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, this ratio would have been 1.18%, 1.30% and 1.38%, respectively.

(2) Expenses paid by the Fund as a percentage of average net assets reflect fees reduced in connection with expense offset arrangements. Had these arrangements not been in place, the ratio would have been 1.22%.

(3)   Annualized

      Further information about performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge.

INVESTMENT OBJECTIVES AND POLICIES
================================================================================

      The investment objective of the Fund is to provide investors with long-term capital growth while also generating current income.

      The investment objective of the Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information" in this Prospectus.) However, the investment policies of the Fund as described below are not fundamental and may be changed without such approval.

      The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.

      The Fund is an appropriate investment for those investors seeking superior long-term returns combined with some current income and who are able to accept the risks inherent in equity investing.

      The assets of the Fund under normal circumstances are fully invested in equity securities traded on the New York Stock Exchange, American Stock Exchange or the National Association of Securities Dealers Automated Quotations (NASDAQ) System. Although the assets of the Fund are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts. Investments generally consist of equities issued by domestic firms; however, equities of foreign-based companies may also be purchased if they are registered under the Securities Act of 1933.

      The Fund primarily invests in medium and large sized companies with a sound financial structure, proven management, an established industry position and competitive products and services. In selecting individual securities, the focus is primarily on those companies that exhibit above average revenue and earnings growth as well as high or improving returns on investment. Investments are also made in companies that pay out reasonable cash dividends.

      The Fund holds a broadly diversified portfolio representing many sectors of the U.S. economy. This industry diversification and participation in both growth and income oriented equities is designed to control the portfolio's exposure to market risk and company specific risk.

      Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.

   [The following table was depicted as a line graph in the printed material]

                           Growth of a $1 investment
                                  made in 1925

                                    Long Term            U.S.
               Common Stock         Gov't Bonds     Treasury Bills     Inflation
               ------------         -----------     --------------     ---------
1925 .......          $1                 $1                $1              $1
1935 .......          $2                 $2                $1              $1
1945 .......          $4                 $3                $1              $1
1955 .......         $19                 $3                $1              $2
1965 .......         $53                 $3                $2              $2
1975 .......         $73                 $5                $3              $3
1985 .......        $279                $11                $8              $6
1995 .......      $1,114                $34               $13              $9
1997 .......      $1,830                $39               $14              $9

This graph illustrates the total return of the major classes of financial assets since 1925, including common stocks, long-term government bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation. Source: Brown Brothers Harriman & Co.

      The Fund is actively managed by a team of investment professionals and research analysts. (See "Investment Adviser".) The Investment Adviser analyzes economic trends and identifies stocks appropriate for investment in the Fund. Investment decisions are the result of a disciplined process which systematically evaluates future growth expectations and asset valuations in relation to prevailing price levels.

                                  Risk Factors

      Although the assets of the Fund are invested primarily in equity securities of larger, well-established companies, the portfolio is subject to market risk, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based mutual fund, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

                               Hedging Strategies

      Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased and futures contracts on stock indexes may be entered into for the Fund. (See Appendix on page 18 for more detail.) For the same purpose, put and call options on stocks may be purchased, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk.

      Over-the-counter (OTC) options purchased are treated as not readily marketable.

                               Portfolio Brokerage

      The portfolio of the Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 50% annual turnover rate would occur, for example, if half of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate for the Fund was 42% and

37%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the turnover rate activity increases.

      In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price in execution of orders. In selecting brokers, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

      The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

      Brown Brothers Harriman & Co. acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund.

      On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.


                           Other Investment Techniques

      Short-Term Instruments. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

      U.S. Government Securities. The assets of the Fund may be invested in securities issued by the U.S. Government, its agencies or instrumentalities.

         These securities i nclude notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

      Restricted Securities. Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

      Loans of Portfolio Securities. Loans up to 30% of the total value of the securities of the Fund are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of the Fund, the Fund's income can be increased by the Fund continuing to receive income on the loaned securities as well as by the opportunity for the Fund to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders.

      When-Issued and Delayed Delivery Securities. Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

INVESTMENT RESTRICTIONS
================================================================================

      The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information in this Prospectus").

      As a fundamental policy, money is not borrowed for the Fund in an amount in excess of 33 1/3% of the assets of the Fund. Money is borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

      As a non-fundamental policy, under normal circumstances, at least 65% of the value of the total assets of the Fund is invested in equity securities.

      The Fund is classified as diversified under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of the outstanding voting securities of any issuer.

PURCHASE OF SHARES
================================================================================

      Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day a purchase order is executed on the books of the Corporation.

      An investor who has an account with an Eligible Institution (see page 13) or a Financial Intermediary (see page 12) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

      Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

      A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

      Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

      Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions By the Corporation

      The Fund's Shareholder Servicing Agent (see page 12), each Eligible Institution (see page 13) and each Financial Intermediary (see page 12) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $25,000.

                         Further Redemption Information

      In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

      The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      An  investor  should be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

      The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE CORPORATION
================================================================================

                             Directors and Officers

      The Directors, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered by the Investment Adviser and the Administrator, the Corporation itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Directors and Officers" in the Statement of Additional Information.)

      The Directors of the Corporation are:

      J.V. Shields, Jr.
          Chairman and Chief Executive Officer of Shields & Company

      Eugene P. Beard
          Vice Chairman -- Finance and Operations of The Interpublic
            Group of Companies

      David P. Feldman
          Retired, Chairman and Chief Executive Officer -- AT&T Investment
             Management Corporation

      Alan G. Lowy
          Private Investor

      Arthur D. Miltenberger
          Vice President and Chief Financial Officer of Richard K. Mellon and Sons

                               Investment Adviser

      The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

      Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Corporation's Directors, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1997, it managed total assets of approximately $25 billion.

         The Fund's portfolio is managed on a day-to-day basis by a team of individuals, including Mr. John A. Nielsen, Mr. Harry J. Martin, Mr. William M. Buchanan and Mr. George H. Boyd. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Martin holds a B.S. from the U.S. Merchant Marine Academy, and a M.B.A. from Harvard Business School. He joined Brown Brothers Harriman & Co. in 1973. Mr. Buchanan holds a B.A. from Duke University, a M.B.A. from New York University, and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Boyd holds a B.A. from Colgate University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. Brown Brothers Harriman & Co. also receives an annual administration fee from the Fund equal to 0.15% of the Fund's average daily net assets and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

      The investment advisory services of Brown Brothers Harriman & Co. to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name 59 Wall Street, the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to 59 Wall Street.

      Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a Licensee), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name 59 Wall Street, the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to 59 Wall Street.

                                  Administrator

      Brown Brothers Harriman & Co. acts as Administrator for the Corporation. (See "Administrator" in the Statement of Additional Information.)

      In  its  capacity  as   Administrator,   Brown  Brothers  Harriman  &  Co.
administers  all  aspects  of  the  Corporation's   operations  subject  to  the
supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's

Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.

      For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon but not in excess of the amount paid to the Administrator from the Fund.

                           Shareholder Servicing Agent

      The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

                            Financial Intermediaries

      From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                              Eligible Institutions

      The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

                                   Distributor

      59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.) 59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                        Custodian, Transfer and Dividend
                                Disbursing Agent

      State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian, Transfer and Dividend Disbursing Agent for the Fund.

      As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value. As Transfer and Dividend

Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

                              Independent Auditors

      Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE
================================================================================

      The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

      Substantially all of the Fund's net investment income, together with a discretionary portion of any net short-term capital gains, is declared and paid to shareholders as a dividend semi-annually. Substantially all of the Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
================================================================================

      Each year, the Corporation intends to qualify the Fund and elect that the Fund be treated as a separate regulated investment company under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements.

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

      Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              State and Local Taxes

      The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

                                Other Information

      Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

      The Corporation is an open-end management investment company organized on July 16, 1990 as a corporation under the laws of the State of Maryland. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800.

      The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are seven such series in addition to the Fund.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders.

      The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

ADDITIONAL INFORMATION
================================================================================

      As used in this Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

      A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

      The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors.
Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 500 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

      This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Securities and Exchange Commission.

APPENDIX -- HEDGING STRATEGIES
================================================================================

      Options on Stock Indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

      The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund.

      In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts  02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759


No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other infor-mation or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

                                    [LOGO]

                                Inflation-Indexed
                                 Securities Fund

                                   PROSPECTUS
                                February 27, 1998

================================================================================
PROSPECTUS

                      The 59 Wall Street Inflation-Indexed
                                 Securities Fund
                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The 59 Wall Street Inflation-Indexed Securities Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus.

      The Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity. The Fund under normal circumstances is primarily invested in securities that are structured to provide protection against inflation. The Fund is an appropriate investment for investors who are seeking to protect all or a part of their investment portfolio from the effects of inflation. Although the Fund is designed to have lesser price fluctuations than long term bond funds, investors should be able to accept fluctuations in the net asset value of their investment. There can be no assurance that the Fund's investment objective will be achieved.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

      Brown  Brothers  Harriman  &  Co.  is  the  investment   adviser  to,  the
administrator of and the shareholder servicing agent for the Fund. Shares of the Fund are offered at net asset value and without a sales charge.

      This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 27, 1998. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                The date of this Prospectus is February 27, 1998.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Expense Table ............................................................    3
Financial Highlights......................................................    4
Investment Objectives and Policies........................................    5
Investment Restrictions...................................................    9
Purchase of Shares........................................................    9
Redemption of Shares......................................................   10
Management of the Corporation.............................................   11
Net Asset Value ..........................................................   15
Dividends and Distributions...............................................   15
Taxes.....................................................................   16
Description of Shares.....................................................   17
Additional Information....................................................   18
Appendix A................................................................   19
Appendix B................................................................   22


                         TERMS USED IN THIS PROSPECTUS

Corporation .................   The 59 Wall Street Fund, Inc.
Fund ........................   The 59 Wall Street Inflation-Indexed Securities
                                  Fund (the "Inflation-Indexed Securities Fund")
Investment Adviser and
  Administrator .............   Brown Brothers Harriman & Co.
Subadministrator ............   59 Wall Street Administrators, Inc.
                                  ("59 Wall Street Administrators")
Distributor .................   59 Wall Street Distributors, Inc.
                                  ("59 Wall Street Distributors")
1940 Act ....................   The Investment Company Act of 1940,
                                  as amended

EXPENSE TABLE
================================================================================

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases................................    None
     Sales Load Imposed on Reinvested Dividends.....................    None
     Deferred Sales Load............................................    None
     Redemption Fee.................................................    None

                     ANNUAL FUND OPERATING EXPENSES*
                 (as a percentage of average net assets)

     Investment Advisory Fee.................................           0.25%

     12b-1 Fee...............................................   None
     Other Expenses
       Administration Fee....................................   0.10%
       Expense Payment Fee...................................   0.30    0.40
                                                                ----    ----
     Total Fund Operating Expenses ..........................           0.65%
                                                                        ====

     -----------
     * The annual fund operating expenses for the past fiscal year have been restated for purposes of this table to reflect fees currently in effect.



                     Example                     1 year 3 years 5 years 10 years
                     -------                     ------ ------- ------- --------
 A shareholder  of  the  Fund  would  pay  the
   following expenses on a $1,000  investment,
   assuming  (1)  5%  annual  return,  and (2)
   redemption at the end of each time period:...   $7     $21     $36     $81

      The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

      Under an expense payment agreement, 59 Wall Street Administrators pays the Fund's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. If this expense payment agreement was not in place, the total Fund operating expenses would be 1.24% of the average annual net assets of the Fund, and the shareholder expenses reflected in the example above would be $13, $39, $68 and $150 for the Fund. (See "Expense Payment Agreement".)

      For more information with respect to the expenses of the Fund see "Management of the Corporation" herein.

FINANCIAL HIGHLIGHTS
===============================================================================

      The following information has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.


                                                                                                               For the period
                                                                                                                July 23, 1992
                                                                 For the years ended October 31,                (commencement
                                               ------------------------------------------------------------   of operations) to
                                                 1997        1996         1995           1994         1993     October 31, 1992
                                                 ----        ----         ----           ----         ----     ----------------
Net asset value, beginning of year .........   $  9.67     $  9.76      $  9.37        $ 10.17      $  9.93        $10.00
Income from investment operations:
   Net investment income ...................      0.48         0.55        0.54           0.52         0.50          0.14
   Net realized and unrealized gain (loss)..     (0.16)       (0.09)       0.39          (0.74)        0.26         (0.09)
Less dividends and distributions:
   From net investment income ..............     (0.48)       (0.55)      (0.54)         (0.52)       (0.52)        (0.12)
   Net realized gains ......................       --           --          --           (0.05)         --            --
   In excess of net realized gains .........       --           --          --           (0.01)         --            --
                                               -------      -------     -------        -------      -------        ------
Net asset value, end of year ...............   $  9.51      $  9.67     $  9.76        $  9.37      $ 10.17        $ 9.93
                                               =======      =======     =======        =======      =======        ======
Total Return ...............................      3.40%(1)     4.88%(1)   10.26%(1)      (2.23)%(1)    7.85%(1)      0.49%
Ratios/Supplemental Data:
   Net assets, end of year (000's
    omitted) ...............................   $13,744      $16,821     $10,830        $10,328      $ 9,729        $1,648
   Expenses as a percentage of
    average net assets .....................      0.73%(1)     0.85%(1)    0.85%(1)       0.85%(1)     0.85%(1)      0.85%(1,2)
   Ratio of net investment income to
    average net assets .....................      4.99%        5.73%       5.66%          5.29%        5.32%         6.23%(2)
   Portfolio turnover rate .................       372%         114%        228%           129%         149%          207%


----------
(1)   Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

   Ratio of expenses to average net
    assets .................................      1.24%        1.40%       1.40%          1.46%        1.46%         6.99%(2)
   Total return ............................      2.89%        4.33%       9.71%         (2.84)%       7.24%        (1.07)(2)
  Annualized.

      Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1997, 1996 and 1995 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.26%, 1.42% and 1.43%, respectively.

      Further information about performance of the Fund is contained in the Fund's annual report to shareholder which may be obtained without charge.

INVESTMENT OBJECTIVES AND POLICIES
================================================================================

      The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

      The investment objective of the Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information" in this Prospectus.) However, the investment policies of the Fund as described below are not fundamental and may be changed without such approval.

      The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.

      Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities that are structured to provide protection against inflation ("Inflation-Indexed Securities" or "IIS"). Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund may also invest in U.S. Government securities or securities of its agencies or instrumentalities which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Fund may consist of any combination of these securities consistent with investment strategies employed by the Investment Adviser.

      The U.S. Treasury has issued IIS' as ten-year and five-year notes. The U.S. Treasury has announced its intention to issue additional securities with a term to maturity as long as 30 years. U.S. Government agencies, foreign governments and corporate issuers have also issued these types of securities. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund.

      U.S. Treasury IIS provide for semi-annual payments of interest and a payment of principal at maturity. Each interest payment will be adjusted up or down to take into account any inflation or deflation that occurs between the issue date of the security and the interest payment date. The principal amount of a U.S. Treasury IIS will be adjusted up at maturity to take into account the inflation that occurred between the issue date of the security and its maturity date. The repayment of principal will never be less than the original face or par amount of the security at issuance. All inflation adjustments will be based on changes in the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"), which is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor. This adjustment will be based on the value of the CPI-U reported for the third preceding month. Each semi-annual payment of interest will be determined by multiplying a single fixed semi-annual payment of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with the changes in the adjusted principal of the security. These securities trade for purchases and sales with a daily inflation adjustment to their par amount.

      In addition to investing in U.S. Treasury IIS, the Fund may invest in IIS issued by U.S. Government agencies or instrumentalities (including mortgage backed securities), sovereign foreign governments and their agencies or instrumentalities and, U.S. and foreign corporations and banks. IIS may be "stripped" of their interest and principal components and purchased by the Fund as separate instruments. All IIS purchased by the Fund must be rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Adviser to be of comparable quality). The exchange rate risk on all non-U.S. dollar denominated IIS will be hedged back into U.S. dollars.

      The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders. The inflation adjustment and the coupon interest on recently issued IIS result in a yield that approximates the nominal yield available on similar maturity U.S. Treasury securities, however this may or may not be true in the future depending on the market's projection of future inflation rates versus current inflation rates.

      The Investment Adviser currently believes that the market for IIS will be sufficient to permit the Fund to pursue its investment objective. However, should the market for IIS issued by the U.S. Treasury and other issuers prove less active than anticipated by the Investment Adviser, the Investment Adviser is authorized to treat such an environment as an abnormal market condition. This means that the Investment Adviser may purchase other types of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in excess of 35% of the Fund's total assets.

      The Fund is actively managed by a team of investment professionals (see "Investment Adviser"). The Investment Adviser analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns.

                                  Risk Factors

      You should read this section carefully to make sure you understand the nature of the Fund before you invest in it.

      Fund share price volatility. In contrast to money market funds, but similar to bond funds, the Fund's shares are expected to have a net asset value that fluctuates for two reasons: (1) changes in real interest rates and (2) changes in demand and supply of the particular issues held by the Fund. As interest rates rise, bond prices fall, and conversely, as interest rates decline, bond prices rise. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

      "Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

      The IIS Market. IIS in which the Fund may invest are relatively new securities subject to possible illiquidity. It is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury expects that there will be an active secondary market for IIS issued by it, that market may not be as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed-principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

      Indexing Methodology. The calculation of the inflation index ratio for IIS issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. Additionally, there is disagreement among financial market professionals as to whether the Consumer Price Index actually reflects the true rate of inflation. If the market perceives that the adjustment mechanism of the IIS does not accurately adjust for inflation, the value of the IIS could be adversely affected. In the event of sustained deflation, the amount of the semi-annual interest payments, the inflation-adjusted principal of the security and the value of any stripped components, will decrease.

      Taxation. IIS will be subject to specific tax regulations under the original issue discount rules of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, an inflation-adjusted increase in principal is required to be included as income in the year the increase occurs even though the investor will not receive payment of amounts equal to such increase until the security matures. During periods of rising interest rates, the Fund will be required to accrue an increasing amount of inflation-adjusted income. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund will be required to distribute dividends equal to substantially all of its net investment income, including the daily accretion of inflation adjustments accrued by the Fund with respect to IIS for which the Fund receives no payments in cash prior to their maturity. Consequently, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund's distribution requirements.

      Credit. Credit risk is the likelihood that an issuer will default on interest or principal payments. The Fund invests in high quality bonds with a rating of A or better, which reduces the portfolio's exposure to credit risk.

      Foreign Investments. Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers.

      The value of the investments of the Fund may be adversely affected by changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of GDP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

                               Hedging Strategies

      Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on fixed income securities may be purchased and interest rate futures contracts may be entered into for the Fund. (See Appendix B on page 22 for more detail.)

      Also subject to applicable laws and regulations and as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, but also to enhance the income of the Fund, options on fixed income securities may be written for the Fund.

      Over-the-counter (OTC) options purchased are treated as not readily marketable.

      The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments in IIS denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

                              Portfolio Brokerage

      The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate for the Fund was 114% and 372%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases. (See "Portfolio Transactions" in the Statement of Additional Information.)

      On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.


                          Other Investment Techniques

      Short-Term Instruments. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

      Loans of Portfolio Securities. Loans up to 30% of the total value of the securities of the Fund are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of the Fund, the Fund's income can be increased by the Fund continuing to receive income on the loaned securities as well as by the opportunity for the Fund to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders.

      When-Issued and Delayed Delivery Securities. Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities are reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

INVESTMENT RESTRICTIONS
================================================================================

      The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information in this Prospectus").

      As a fundamental policy, money is not borrowed for the Fund in an amount in excess of 331/3% of the assets of the Fund. Money is borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

      As a non-fundamental policy, under normal circumstances, at least 65% of the value of the total assets of the Fund is invested in securities that are structured to provide protection against inflation.

      The Fund is classified as diversified under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

PURCHASE OF SHARES
================================================================================

      Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day a purchase order is executed on the books of the Corporation.

      An investor who has an account with an Eligible Institution (see page 14) or a Financial Intermediary (see page 13) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

      Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

      A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

      Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

      Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions By the Corporation

      The Fund's Shareholder Servicing Agent (see page 13), each Eligible Institution (see page 14) and each Financial Intermediary (see page 13) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $25,000.

                         Further Redemption Information

      In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

      The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      An  investor  should be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

      The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE CORPORATION
================================================================================

                             Directors and Officers

      The Directors, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered by the Investment Adviser and the Administrator, the Corporation itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Directors and Officers" in the Statement of Additional Information.)

     The Directors of the Corporation are:

        J.V. Shields, Jr.
            Chairman and Chief Executive Officer of
              Shields & Company

        Eugene P. Beard
            Vice Chairman - Finance and Operations of
              The Interpublic Group of Companies

        David P. Feldman
            Retired, Chairman and Chief Executive
              Officer - AT&T Investment  Management
              Corporation

        Alan G. Lowy
            Private Investor

        Arthur D. Miltenberger
            Vice President and Chief Financial Officer of
              Richard K. Mellon and Sons

                               Investment Adviser

      The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

      Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Corporation's Directors, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1997, it managed total assets of approximately $25 billion.

      The Fund's portfolio is managed on a day-to-day basis by a team of individuals, including Mr. Jeffrey A. Schoenfeld, Mr. Christopher F. Kinney, Mr. Glenn E. Baker and Mr. James J. Evans. Mr. Schoenfeld holds a B.S. from the University of California, Berkeley and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984.

Mr. Kinney holds a B.A. from Yale University, M.A. from John Hopkins University and a M.B.A. from Columbia University. He joined Brown Brothers Harriman & Co. in 1984. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1996.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. Prior to March 1, 1997, the Adviser received from the Fund a fee accrued daily, and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Brown Brothers Harriman & Co. also receives an annual administration fee from the Fund equal to 0.10% of the Fund's average daily net assets and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

      The investment advisory services of Brown Brothers Harriman & Co. to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

      Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name 59 Wall Street, the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to 59 Wall Street.

      Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a Licensee), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name 59 Wall Street, the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to 59 Wall Street.

                                 Administrator

      Brown Brothers Harriman & Co. acts as Administrator for the Corporation. (See "Administrator" in the Statement of Additional Information.)

      In  its  capacity  as   Administrator,   Brown  Brothers  Harriman  &  Co.
administers  all  aspects  of  the  Corporation's   operations  subject  to  the
supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.

      For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.10% of the Fund's average daily net assets. Prior to March 1, 1997, the Administrator received from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year.

      Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

                           Shareholder Servicing Agent

      The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

                            Financial Intermediaries

      From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

                             Eligible Institutions

      The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

                           Expense Payment Agreement

      Under an expense payment agreement, 59 Wall Street Administrators pays the Fund's expenses (see "Expense Table"), other than fees paid to Brown Brothers Harriman & Co. under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, 59 Wall Street Administrators receives a fee from the Fund such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.65% of the average daily net assets of the Fund. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed upon annual rate of 0.85% of the average daily net assets of the Fund. Such fees are computed daily and paid monthly. During the fiscal year ended October 31, 1997, 59 Wall Street Administrators incurred $159,382 in expenses, including investment advisory fees of $44,539 and shareholder servicing/eligible institution fees of $36,213, on behalf of the Fund and received fees of $84,581 from the Fund.

      The expense payment agreement will terminate on July 1, 2000. If there had been no expense payment agreement, the Directors of the Corporation estimate that, at the Fund's current level, the total operating expenses of the Fund may increase to approximately 1.24% of the average annual net assets of the Fund.

      The expenses of the Fund paid by 59 Wall Street Administrators under the agreement include the shareholder servicing/eligible institution fees, the compensation of the Directors of the Corporation; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the net asset value of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; and expenses connected with the execution, recording and settlement of portfolio security transactions; and the expenses associated with the investment advisory agreement.

                                  Distributor

      59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.) 59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                        Custodian, Transfer and Dividend
                                Disbursing Agent

      State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian, Transfer and Dividend Disbursing Agent for the Fund.

      As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

                              Independent Auditors

      Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE
================================================================================

      The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

      Substantially all of the Fund's net investment income is declared and paid to shareholders as a dividend monthly. Substantially all of the Fund's realized capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
================================================================================

      Each year, the Corporation intends to qualify the Fund and elect that the Fund be treated as a separate regulated investment company under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements.

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

      Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                             State and Local Taxes

      The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                               Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

                               Other Information

      Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

      The Corporation is an open-end management investment company organized on July 16, 1990 as a corporation under the laws of the State of Maryland. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800.

      The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. The Board of Directors may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are seven such series in addition to the Fund.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders.

      The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution, may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

ADDITIONAL INFORMATION
================================================================================

      As used in this Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

      A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

         The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Salomon Brothers Inflation-Linked Securities Index, Donoghue's Money Fund Index and Shearson Lehman Intermediate Bond Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

      The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

      This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Securities and Exchange Commission.

APPENDIX A
================================================================================

      This Appendix is intended to provide descriptions of the other securities the Fund may purchase. However, the Fund may purchase additional securities not mentioned below if they meet the quality and maturity guidelines set forth in the Fund's Investment Policies.

--------------------------------------------------------------------------------

                           U.S. Government Securities

      Assets of the Fund may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through securities of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

                           Mortgage-Backed Securities

      Assets of the Fund also include mortgage-backed securities (MBS) which are issued by, or are collateralized by securities guaranteed by, the U.S. Government, its agencies or instrumentalities. These securities represent an undivided interest in a pool of residential mortgages. These securities, including those issued by GNMA, FNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying pools are repaid. Unlike conventional bonds, MBS pay back principal over the life of the MBS rather than at maturity. Thus, a holder of the MBS, such as the Fund, would receive monthly scheduled payments of principal and interest and may receive unscheduled principal prepayments representing payments on the underlying mortgages. At the time the Fund reinvests the scheduled principal payments and any unscheduled prepayment of principal that it receives, the Fund may receive a rate of interest which is higher or lower than the rate of interest paid on the existing MBS, thus affecting the yield of the Fund.

                            Asset-Backed Securities

      Asset-backed securities represent interests in pools of loans (generally unrelated to mortgage loans). Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

                                Bank Obligations

      Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. See "Corporate Bond and Commercial Paper Ratings" in the Statement of Additional Information. There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of Brown Brothers Harriman & Co., the Administrator, the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

                             Repurchase Agreements

      Repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S.Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

                         Reverse Repurchase Agreements

      Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S.Government obligations. This is an agreement in which the Corporation agrees for the Fund to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements is invested for the Fund. This is the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

APPENDIX B--HEDGING STRATEGIES
================================================================================

      Options on Fixed Income Securities. A call option on fixed income securities gives the purchaser of the option the right to buy the underlying securities at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying securities at a fixed price at any time during the option period. To liquidate a put or call option position, a closing sale transaction may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

      The effectiveness of purchasing options on fixed income securities as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the fixed income securities selected. The value of these options  depends  upon  future  movements  in the  level  of  interest  rates as reflected in the price of the underlying fixed income securities before the expiration of the option. Accordingly, the successful use of options on fixed income securities for the Fund is subject to the Investment Adviser's ability to select appropriate underlying fixed income securities and to predict future interest rate movements over the short term in the overall market. Brokerage costs are incurred in the purchase of options on fixed income securities and the incorrect choice of underlying fixed income securities or an incorrect assessment of future interest rate movements may result in poorer overall performance than if such an option had not been purchased.

      The Corporation intends to write (sell) covered put and call options on optionable fixed income securities on behalf of the Fund. Call options written by the Corporation give the holder the right to buy the underlying securities during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund during the term of the option at a stated exercise price. Call options are covered, for example, when the Fund owns the underlying securities, and put options are covered, for example, when the Fund has established a segregated account of cash and U.S. Government securities which can be liquidated promptly to satisfy any obligation to purchase the underlying securities. The Corporation may also write straddles (combinations of puts and calls on the same underlying security) on behalf of the Fund.

      The Fund receives a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Corporation limits the opportunity of the Fund to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Corporation assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

      The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

      Futures Contracts on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on fixed income securities ("Futures Contracts") may be entered into for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk.


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      In order to  assure  that the Fund is not  deemed a  "commodity  pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enters into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

      Futures Contracts are used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund would rise in value by an amount which approximately offsets the decline in value of the portion of the investment that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the fixed income securities selected. The value of a Futures Contract depends upon future movements in the price of the fixed income securities before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for the Fund is subject to the Investment Adviser's ability both to select appropriate fixed income securities and to predict future price movements over the short term in those securities. The incorrect choice of fixed income securities or an incorrect assessment of future price movements over the short term in those securities may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When the Fund enters into a Futures Contract, it may be initially required to deposit with the custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, interest rate Futures Contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 1/2 to 10 years, GNMA certificates and bank certificates of deposit. As a purchaser of an interest rate Futures Contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of an interest rate Futures Contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.


                                       23
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         Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in prevailing interest rates against which the Fund seeks a hedge. An interest rate correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


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The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts  02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this
Prospectus, and if given or made, such other informa- tion or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.